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Exhibit 10.15

FIRST AMENDMENT TO
CONSULTING AGREEMENT

        THIS FIRST AMENDMENT TO CONSULTING AGREEMENT ("Amendment") is made and entered into as of this    day of August, 2004 by and between Pacific Coast National Bancorp ("Company") and Michael S. Hahn ("Consultant").

RECITALS

        WHEREAS, the Company (formerly Western Pacific Bancorp, Inc.) and Consultant have entered into that certain Consulting Agreement, dated November 1, 2003, by and between such parties ("Agreement"), providing for the provision of consulting services by Consultant to Company; and

        WHEREAS, the parties mutually desire to amend certain provisions of the Agreement, which each of the undersigned agrees provides an additional benefit to such person.

        NOW, THEREFORE, in consideration of the foregoing, and the other promises, covenants and benefits set forth in this Amendment, the parties hereto agree as follows:

        1.     Term. Section 2 of the Agreement shall be amended by substituting "June 30, 2005" for "December 31, 2004".

        2.     Covenant Not to Compete. Section 7 of the Agreement shall be amended by substituting "June 30, 2005" for "December 31, 2004".

        3.     Continuing Effect. Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

        4.     Multiple Counterparts. For the convenience of the parties hereto, this Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Amendment. A telecopy or facsimile transmission of a signed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear thereon.

        5.     Definitions. Any term not defined in this Amendment shall have the meaning set forth in the Agreement.

[signature page follows]

[signature page to Amendment]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

PACIFIC COAST NATIONAL BANCORP
By:
Denis Morgan, Chairman Personnel Committee
By:
Dennis Lindeman, Chairman Executive Committee
CONSULTANT
Michael S. Hahn

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  Exhibit 10.15
FIRST AMENDMENT TO CONSULTING AGREEMENT